UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2007

WAMU ASSET ACCEPTANCE CORP.

 (Exact name of registrant as specified in its charter)

333-130795

(Commission File Number)

Delaware	20-2258610
(State or other jurisdiction incorporation)	(I.R.S. Employer Identification No.)

1301 SECOND AVENUE, WMC 3501A

SEATTLE, WASHINGTON 98101

(Address of principal executive offices, with zip code)

(206) 500-4418

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits

                        (a)        Not applicable

                        (b)        Not applicable

                        (c)        Not applicable

                        (d)        Exhibits:

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1	Opinion and Consent of Tacher Proffitt & Wood LLP

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: January 16, 2007	By:	/s/ Richard Careaga Richard Careaga First Vice President (Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1	Opinion and Consent of Counsel